UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 10, 2019

GS Acquisition Holdings Corp

(Exact name of Registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one redeemable warrant to purchase one share of Class A common stock	GSAH.U	New York Stock Exchange
Class A common stock, $0.0001 par value per share	GSAH	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	GSAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment amends Item 1.01 and supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of GS Acquisition Holdings Corp, filed with the Securities Exchange Commission (the “SEC”) on December 10, 2019 (the “Previous Current Report”), in which GS Acquisition Holdings Corp reported, among other events, the execution of the Merger Agreement (as defined below). Item 3.02 and Item 7.01 of the Previous Current Report remain unchanged. Interested parties should refer to the Previous Current Report for Item 3.02, Item 7.01 and the prior exhibits filed pursuant to Item 9.01.

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the Previous Current Report, on December 10, 2019, GS Acquisition Holdings Corp, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Crew Merger Sub I LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“First Merger Sub”), Crew Merger Sub II LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“Second Merger Sub”), Vertiv Holdings, LLC, a Delaware limited liability company (“Vertiv Holdings”), and VPE Holdings, LLC, a Delaware limited liability company (the “Vertiv Stockholder”), which provides for, among other things: (a) the merger of First Merger Sub with and into Vertiv Holdings, with Vertiv Holdings continuing as the surviving entity (the “First Merger”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Vertiv Holdings with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers” and, collectively with the other transactions contemplated by the Merger Agreement, the “Business Combination”). Capitalized terms used but not defined herein shall have such meanings ascribed to them in the Merger Agreement.

Following the closing of the Business Combination, the Company will own all the equity interests of Vertiv Holdings and its subsidiaries and the Vertiv Stockholder, which is currently the sole equity owner of Vertiv Holdings, will hold a portion of the Company’s Class A common stock.

The Merger Agreement

Merger Consideration

Subject to the terms of the Merger Agreement and adjustments set forth therein, the merger consideration to be paid in connection with the Business Combination is $5.095 billion, which amount will be: (i) increased by the amount of cash held by Vertiv Holdings and its subsidiaries; (ii) decreased by the amount of Vertiv Holdings’ outstanding indebtedness; (iii) decreased by the aggregate amount of certain transaction expenses incurred by Vertiv Holdings or its subsidiaries to the extent unpaid as of the date of the closing of the Business Combination; and (iv) decreased by an amount equal to the lesser of (a) 50% of the cost of any representation and warranty insurance policy bound and issued in connection with the Business Combination and (b) $2,500,000 (collectively, the “Purchase Price”). The merger consideration to be paid to the Vertiv Stockholder will be a combination of cash and stock.

The amount of cash consideration payable to the Vertiv Stockholder at closing is $415,000,000, subject to a potential downward adjustment described below. In the event that payments are required to be made by the Company in connection with the exercise by one or more of the Company’s stockholders of their redemption rights with respect to the Company’s shares of Class A common stock (“Redemption Payments”), such Redemption Payments will be first funded by paying down less of Vertiv Holdings’ outstanding indebtedness at closing, provided that the total outstanding indebtedness of Vertiv Holdings as of immediately following closing shall not exceed 4.0 times the 2019 EBITDA of Vertiv Holdings. To the extent there are further Redemption Payments remaining to be funded, then the amount of cash consideration payable to the Vertiv Stockholder of $415,000,000 will be reduced by the amount equal to the lesser of (i) the amount of the remaining Redemption Payments to be funded and (ii) $200,000,000 (such amount, “Cash Consideration Reduction”), and in such event, the Vertiv Stockholder will receive shares of the Company’s Class A common stock in lieu of the Cash Consideration Reduction. To the extent, following any reduction of the cash consideration as described in the foregoing sentence, there are further Redemption Payments remaining to be funded, then such Redemption Payments shall be funded by paying down less of Vertiv Holdings’ outstanding indebtedness at closing, provided that the total outstanding indebtedness of Vertiv Holdings as of immediately following closing shall not exceed 4.25 times the 2019 EBITDA of Vertiv Holdings. For purposes of calculating the aforementioned leverage ratios, any indebtedness that is required to be paid off in connection with any Change of Control Offer (as described below) shall be disregarded as indebtedness. In addition, the amount of cash consideration payable to the Vertiv Stockholder at closing will be reduced by (i) an amount equal to $2,000,000 that will be deposited into an account held by an escrow agent as security for the obligations of the Vertiv Stockholder in connection with the post-closing adjustment to the merger consideration and (ii) the aggregate amount of certain bonus payments to be paid to Vertiv Holdings’ management team in connection with the transaction.

The payment of the remainder of the estimated Purchase Price will be satisfied through the issuance to the Vertiv Stockholder at closing of such number of shares of the Company’s Class A common stock as determined by dividing the estimated Purchase Price less the cash payment described in the foregoing paragraph by a share price of $10.00 per share.

Representations and Warranties

The parties to the Merger Agreement have made representations and warranties that are customary for transactions of this nature, including with respect to, among other things: (i) capitalization; (ii) noncontravention; (iii) compliance with laws (including with respect to permits and filings); (iv) government contracts; (v) financial statements; (vi) absence of undisclosed liabilities; (vii) litigation; (viii) taxes; (ix) environmental matters; (x) privacy; (xi) material contracts; (xii) indebtedness; (xiii) anti-bribery and anti-corruption; (xiv) international trade and sanctions; (xv) customers and suppliers; and (xvi) product liabilities and recalls. The representations and warranties of the respective parties to the Merger Agreement will not survive the closing of the transaction, except in the case of intentional fraud.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination. The Merger Agreement contains additional covenants of the parties, including, among others: (i) covenants providing that the parties use reasonable best efforts to obtain all necessary regulatory approvals, (ii) covenants providing that the parties cooperate with respect to the proxy statement to be filed in connection with the Business Combination, (iii) covenants providing that the parties shall take further actions as may be necessary, proper or advisable to consummate and make effective the Business Combination, (iv) a covenant of the Company to convene a meeting of the Company’s stockholders and to solicit proxies from its stockholders in favor of the approval of the Business Combination and other related stockholder proposals, (v) covenants providing that the parties will not solicit, initiate, encourage or continue discussions with respect to any other business combination and (vi) a covenant of Vertiv Holdings to use commercially reasonable efforts to obtain, deliver and maintain certain consents under existing credit agreements of Vertiv Holdings.

Conditions to the Consummation of the Transaction

Consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, including approval by the Company’s stockholders and approval and/or expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and certain other foreign anti-trust laws. The Merger Agreement also contains other conditions, including, among others: (i) the consummation of the PIPE Investment (as defined below), (ii) the Company having at least an aggregate of $1.375 billion in cash from the Company’s trust account and the PIPE Investment, (iii) the Class A common stock to be issued pursuant to the Merger Agreement having been approved for listing on the NYSE and (iv) Vertiv Holdings and the Vertiv Stockholder having delivered to the Company certain consents under existing credit agreements of Vertiv Holdings.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Mergers (whether before or after the required Company stockholder vote has been obtained) by mutual written consent of the Company and the Vertiv Stockholder and in certain other circumstances, including, but not limited to: (i) if the transactions have not been consummated by April 15, 2020 and the delay in closing beyond such date is not due to the breach of the Merger Agreement by the party seeking to terminate, (ii) a government entity of competent jurisdiction has issued an order or any other action which would prevent the consummation of the Mergers, (iii) the Business Combination and other related proposals are not approved by the Company’s stockholders at the duly convened meeting of the Company’s stockholders and (iv) the Company being incapable of having at least an aggregate of $1.375 billion in cash from the Company’s trust account and the PIPE Investment at the closing of the Business Combination.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s investors and security holders. Company investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

As disclosed in the Previous Current Report, on December 10, 2019, concurrently with the execution of the Merger Agreement, the Company entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) and certain executive officers of the post-Business Combination company (collectively, the “Subscribing Vertiv Executives”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors and the Subscribing Vertiv Executives have collectively subscribed for 123,900,000 shares of the Company’s Class A common stock for an aggregate purchase price equal to $1,239,000,000 (the “PIPE Investment”), a portion of which is expected to be funded by one or more affiliates of GS DC Sponsor I LLC, the Company’s sponsor (the “Sponsor” and collectively, the “Sponsor Related PIPE Investors”). The PIPE Investment will be consummated substantially concurrently with the closing of the Business Combination. Each of the holders of the Company’s Class B common stock have agreed to waive the anti-dilution adjustments provided for in the Company’s Amended and Restated Certificate of Incorporation applicable to the Class B common stock in connection with the Business Combination, including the PIPE Investment. As a result of such waiver, the 17,250,000 shares of Class B common stock will automatically convert into shares of Class A common stock on a one-for-one basis upon the consummation of the Business Combination

The Subscription Agreements for the PIPE Investors (other than the Sponsor Related PIPE Investors, whose registration rights are governed by the Amended and Restated Registration Rights Agreement described below (the “Non-Sponsor PIPE Investors”), and other than the Subscribing Vertiv Executives) provide for certain registration rights. In particular, the Company is required to, as soon as practicable but no later than, (i) 45 calendar days following the closing date of the Business Combination and (ii) 90 calendar days following the Company’s most recent fiscal year end, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of such shares, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the actual filing date if the SEC notifies the Company that it will “review” such registration statement and (ii) the 10th business day after the date the Company is notified in writing by the SEC that such registration statement will not be “reviewed” or will not be subject to further review. Such registration statement is required to be kept effective for at least two years after effectiveness or until the shares thereunder have been sold by the Non-Sponsor PIPE Investors. In addition, the Non-Sponsor PIPE Investors that purchase shares for an aggregate purchase price in excess of $100,000,000 also will be entitled to make up to two demands in the aggregate for traditional underwritten registrations, plus up to two demands in the aggregate for block trades, in any 12 month period immediately following the closing date of the Business Combination, in each case subject to certain thresholds, and will have certain “piggy-back” registration rights.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) upon the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the closing and, as a result thereof, the Business Combination fails to occur; (d) the Outside Date (as defined in the Merger Agreement and as may be extended as described therein) if the closing of the Business Combination has not occurred on or before such date; and (e) the first anniversary of the date of the Subscription Agreements if the closing of the Business Combination and the closing under the Subscription Agreements have not occurred on or before such first anniversary. In addition, certain of the Subscription Agreements may terminate upon an assignment as described therein.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Tax Receivable Agreement

As disclosed in the Previous Current Report, at the closing of the Business Combination, the Company will enter into a tax receivable agreement with the Vertiv Stockholder (the “Tax Receivable Agreement”). The Tax Receivable Agreement will generally provide for the payment by the Company to the Vertiv Stockholder of 65% of the cash tax savings realized (or deemed realized) in periods after the closing of the Business Combination as a result of (i) increases in the tax basis of certain intangible assets of Vertiv resulting from certain pre-Business Combination acquisitions, (ii) certain U.S. federal income tax credits for increasing research activities (so-called “R&D credits”) and (iii) tax deductions in respect of certain Business Combination expenses. The Company expects to retain the benefit of the remaining 35% of these cash tax savings.

For purposes of the Tax Receivable Agreement, the applicable tax savings will generally be computed by comparing our actual tax liability for a given taxable year to the amount of such taxes that the Company would have been required to pay in such taxable year without the tax basis in the certain intangible assets, the U.S. federal income tax R&D credits and the tax deductions for certain Business Combination expenses described above. Except as described below, the term of the Tax Receivable Agreement will commence upon the closing of the Business Combination and will continue for twelve taxable years following the closing of the Business Combination. However, the payments described in (i) and (ii) above will generally be deferred until the close of our third taxable year following the closing of the Business Combination. The payments described in (iii) above will generally be deferred until the close of our fourth taxable year following the closing of the Business Combination and then payable ratably over the following three taxable year period regardless of whether the Company actually realizes such tax benefits. Payments under the Tax Receivable Agreement are not conditioned on the Vertiv Stockholder’s continued ownership of the Company’s common stock.

Under certain circumstances (including a material breach of our obligations, certain actions or transactions constituting a change of control, a divestiture of certain assets, upon the end of the term of the Tax Receivable Agreement or, after three years, at our option), payments under the Tax Receivable Agreement will be accelerated and become immediately due in a lump sum. In such case, the payments due upon acceleration would be based on the present value of our anticipated future tax savings using certain valuation assumptions, including that the Company and its subsidiaries will generate sufficient taxable income to fully utilize the applicable tax assets and attributes covered under the Tax Receivable Agreement (or, in the case of a divestiture of certain assets, the applicable tax attributes relating to such assets). Consequently, it is possible in these circumstances that the actual cash tax savings realized by us may be significantly less than the corresponding Tax Receivable Agreement payments the Company is required to make at the time of acceleration. Furthermore, the acceleration of our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity. Additionally, the obligation to make payments under the Tax Receivable Agreement, including the acceleration of our obligation to make payments in the event of a change of control, could make us a less attractive target for a future acquisition.

While the timing of any payments under the Tax Receivable Agreement will vary depending upon the amount and timing of our taxable income, the Company expects that the payments that the Company will be required to make under the Tax Receivable Agreement could be substantial. Payments under the Tax Receivable Agreement will be based on the tax reporting positions that the Company determines, and such tax reporting positions are subject to challenge by taxing authorities. Payments made under the Tax Receivable Agreement will not be returned upon a successful challenge by a taxing authority to our reporting positions, although such excess payments made to the Vertiv Stockholder may be netted against payments otherwise to be made to the Vertiv Stockholder after our determination of such excess. Any payments made by us under the Tax Receivable Agreement will generally reduce the amount of overall cash flow that might have otherwise been available to us.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Tax Receivable Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, the Company will enter into the Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), with the Company’s independent directors, GS Sponsor LLC, Cote SPAC 1 LLC (together with GS Sponsor LLC, the ”Sponsor Members”), the Sponsor

Related PIPE Investors and the Vertiv Stockholder (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), pursuant to which the RRA Parties will be entitled to registration rights in respect of certain shares of the Company’s Class A common stock and certain other equity securities of the Company that are held by the RRA Parties from time to time.

The Amended and Restated Registration Rights Agreement provides that the Company will as soon as practicable but no later than the later of (i) 45 calendar days following the consummation of the Business Combination and (ii) 90 calendar days following the Company’s most recent fiscal year end, file with the SEC a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) registering the resale of certain shares of the Company’s Class A common stock and certain other equity securities of the Company held by the RRA Parties and will use its commercially reasonably efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (x) the 90th calendar day following the filing date if the SEC notifies the Company that it will “review” such shelf registration statement and (y) the 10th business day after the date the Company is notified in writing by the SEC that such shelf registration statement will not be “reviewed” or will not be subject to further review.

Each of the Sponsor Members, the Vertiv Stockholder and the Sponsor Related PIPE Investors will be entitled to make up to two demand registrations in any 12 month period in connection with an underwritten shelf takedown offering, in each case subject to certain offering thresholds, applicable lock-up restrictions and certain other conditions. In addition, the RRA Parties have certain “piggy-back” registration rights. The Amended and Restated Registration Rights Agreement includes customary indemnification and confidentiality provisions. The Company will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Amended and Restated Registration Rights Agreement.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Stockholders Agreement

At the closing of the Business Combination, the Company, the Sponsor and the Vertiv Stockholder will enter into a stockholders agreement (the “Stockholders Agreement”). The Stockholders Agreement provides that the Vertiv Stockholder may not transfer the shares received by the Vertiv Stockholder in connection with the Business Combination for a period of 180 days following the consummation of the Business Combination, subject to exceptions allowing for certain transfers to related parties and transfers in connection with extraordinary transactions by the Company. Pursuant to the Stockholders Agreement, the Vertiv Stockholder will have the right to nominate up to four directors to the post-closing company’s Board of Directors, subject to its ownership percentage of the total outstanding shares of the Company’s Class A common stock. If the Vertiv Stockholder holds: (i) 30% or greater of the outstanding Class A common stock, it will have the right to nominate four directors (two of which must be independent); (ii) less than 30% but greater than or equal to 20% of the outstanding Class A common stock, it will have the right to nominate three directors (one of which must be independent); (iii) less than 20% but greater than or equal to 10% of the outstanding Class A common stock, it will have the right to nominate two directors; (iv) less than 10% but greater than or equal to 5% of the outstanding Class A common stock, it will have the right to nominate one director; and (iv) less than 5% of the outstanding Class A common stock, it will not have the right to nominate any directors. As long as the Vertiv Stockholder has the right to nominate at least one director, the Vertiv Stockholder shall have certain rights to appoint its nominees to committees of the Board of Directors and the Company shall take certain actions to ensure the number of directors serving on the Board of Directors does not exceed nine. In addition, the Stockholders Agreement provides that so long as the Company has any Executive Chairman or Chief Executive Officer as a named executive officer, the Company shall take certain actions to include such Executive Chairman or Chief Executive Officer on the slate of nominees recommended by the Board of Directors for election. The Stockholders Agreement also provides that, for so long as the Vertiv Stockholder holds at least 5% of the Company’s outstanding Class A common stock, the Vertiv Stockholder will have the right to designate an observer to attend meetings of the Board of Directors, subject to certain limitations.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Stockholders Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the potential transaction, the satisfaction of closing conditions to the potential transaction and the private placement, the level of redemptions by the Company’s public stockholders and purchase price adjustments in connection with the potential transaction, the timing of the completion of the potential transaction, the anticipated pro forma enterprise value and Adjusted EBITDA of the combined company following the potential transaction, anticipated ownership percentages of the combined company’s stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential transaction. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to the potential transaction, it is making projections, forecasts and forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

These forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Vertiv Holdings’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the Company’s ability to complete the potential transaction or, if the Company does not complete the potential transaction, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the potential transaction, including with respect to the approval of the stockholders of the Company; (3) the ability to maintain the listing of the combined company’s securities on the New York Stock Exchange; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of the Company or Vertiv Holdings as a result of the announcement and consummation of the transaction described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that the Company and Vertiv Holdings may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Vertiv Holdings or any of their respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties indicated from time to time in the preliminary proxy statement of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Neither the Company nor Vertiv Holdings undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

Additional Information about the Transaction and Where to Find It

The Company filed a preliminary proxy statement with the SEC on December 10, 2019 in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for such special meeting, as these materials will contain important information about the Company, Vertiv Holdings and the business combination. The definitive proxy statement will be mailed to the stockholders of the Company as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. The Company’s stockholders are able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: IR-GSacquisition@gs.com.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the business combination. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 13, 2019, and the preliminary proxy statement, which was filed with the SEC on December 10, 2019.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting are set forth in the preliminary proxy statement and the definitive proxy statement (when available) for the business combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination are included in the preliminary proxy statement and the definitive proxy statement (when available) for the business combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*+	Agreement and Plan of Merger, dated as of December 10, 2019, by and among GS Acquisition Holdings Corp, Crew Merger Sub I LLC, Crew Merger Sub II LLC, Vertiv Holdings, LLC and VPE Holdings, LLC.

10.1	Form of Subscription Agreement.

10.2+	Form of Tax Receivable Agreement.

10.3+	Form of Amended and Restated Registration Rights Agreement.

10.4+	Form of Stockholders Agreement.

*

Certain schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

+	Incorporated by reference to the Company’s preliminary proxy statement on Schedule 14A, filed with the SEC on December 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2019

GS Acquisition Holdings Corp

/s/ David M. Cote
Name:	David M. Cote
Title:	Chairman and Chief Executive Officer